                                                                    EXHIBIT 99.1


                                           Sam Fuller, CFO; Stacey H. Dwyer, EVP
                             101 Ascension Blvd., Suite 100, Arlington, TX 76006
                                                                    817-856-8200
                                                                January 22, 2002


       D.R. HORTON, INC. REPORTS 47% INCREASE IN FIRST QUARTER NET INCOME

QUARTER HIGHLIGHTS

         o 47% INCREASE IN CONSOLIDATED NET INCOME
         o 42% INCREASE IN DILUTED EARNINGS PER SHARE
         o 31% INCREASE IN CONSOLIDATED REVENUE
         o 22% INCREASE IN NET NEW SALES CONTRACTS
         o 19% INCREASE IN SALES CONTRACT BACKLOG
         o 74 BASIS POINT INCREASE IN HOME SALES GROSS PROFIT MARGIN

           ARLINGTON, TEXAS - D.R. Horton, Inc. (NYSE:DHI) Tuesday (January 22,
2002) reported its 97th consecutive quarter of year-over-year growth in profitability, which increased shareholders' equity to a record $1.3 billion. Net income for the quarter ended December 31, 2001 increased 47% to $73.4 million ($0.94 per share), compared to $49.9 million ($0.66 per share) for the same quarter of fiscal year 2001. For the quarter ended December 31, 2001, income before the cumulative effect of a change in accounting principle increased 54% to $73.4 million from $47.8 million. Homebuilding revenues for the quarter increased 30% to $1,135.0 million (5,691 homes closed) from $873.6 million (4,290 homes closed) for the same quarter of fiscal year 2001.

           The Company previously reported record first quarter net new sales contracts. Net new sales contracts for the first quarter of fiscal 2002 increased 22% to 5,144 homes ($1,021.4 million) from 4,229 homes ($900.3 million) for the same period last year. Sales contract backlog at December 31, 2001 increased 19% to 8,716 homes ($1.8 billion) from 7,327 homes ($1.6 billion) last year.

           Donald R. Horton, Chairman of the Board, said, "We are extremely pleased with the Company's first quarter performance, where we once again grew our net income at a faster pace than our revenues. The excellent results of our first quarter, combined with our record backlog for December 31, provide a solid foundation for achieving our 25th consecutive year of growth and profitability.

           "This is an especially exciting time for our Company as we look forward to welcoming Jim Schuler and the Schuler companies into the D.R. Horton family of companies. Both D.R. Horton and Schuler have scheduled shareholder meetings to vote on the merger on February 21, 2002. Shareholders as of January 14, 2002 are invited to attend and vote in person or by proxy. We anticipate closing the merger upon shareholder approval."

           D.R. Horton's earnings release conference call will be today at 11:00 a.m. EST. The number is 800-374-9096, and the call will also be available through a webcast at www.DRHORTON.com.

           Founded in 1978, D.R. Horton, Inc. is engaged in the construction and sale of high quality homes designed principally for the entry-level and first time move-up markets. The Company currently builds and sells homes under the D.R. Horton, Arappco, Cambridge, Continental, Dietz-Crane, Dobson, Emerald, Mareli, Milburn, Regency, SGS Communities, Torrey and Trimark names in 20 states and 38 markets, with a geographic presence in the Midwest, Mid-Atlantic, Southeast, Southwest and Western regions of the United States. The Company also provides mortgage financing and title services for homebuyers through its subsidiaries CH Mortgage, DRH Title Company, Principal Title, Travis Title Company, Metro Title Company, Century Title Company and Custom Title Company.

           Portions of this document may constitute "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. All forward-looking statements are based upon information available to the Company as of the date of this press release. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise. Factors that may cause the actual results to be materially different from the future results expressed by the forward-looking statements include, but are not limited to: changes in general economic, real estate and business conditions; changes in interest rates and the availability of mortgage financing; governmental regulation and environmental matters; the Company's substantial leverage; competitive conditions within the industry; the availability of capital and the Company's ability to successfully effect growth strategies. Additional information about issues that could lead to material changes in performance is contained in the Company's annual report on Form 10-K and most recent quarterly report on Form 10-Q, which are filed with the Securities and Exchange Commission.

                        WEBSITE ADDRESS: www.DRHORTON.com

                                D.R. HORTON, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)

                                                                                   THREE MONTHS
                                                                                       ENDED
                                                                                  DECEMBER 31,
                                                                             ------------------------
                                                                               2000           2001
                                                                             ---------      ---------
                                                                      (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
HOMEBUILDING:
Revenues
     Home sales                                                              $   856.1      $ 1,125.7
     Land/lot sales                                                               17.5            9.3
                                                                             ---------      ---------
                                                                                 873.6        1,135.0
                                                                             ---------      ---------
Cost of sales
     Home sales                                                                  689.9          898.9
     Land/lot sales                                                               13.5            7.9
                                                                             ---------      ---------
                                                                                 703.4          906.8
                                                                             ---------      ---------
Gross profit
     Home sales                                                                  166.2          226.8
     Land/lot sales                                                                4.0            1.4
                                                                             ---------      ---------
                                                                                 170.2          228.2
Selling, general and administrative expenses                                      91.9          118.4
Interest expense                                                                   2.9            1.2
Other (income)                                                                     3.3            2.6
                                                                             ---------      ---------

Operating income from homebuilding                                                72.1          106.0
                                                                             ---------      ---------

FINANCIAL SERVICES:
Revenues                                                                          14.1           24.9
Selling, general and administrative expenses                                      10.1           15.1
Interest expense                                                                   1.1            1.3
Other (income)                                                                    (1.4)          (3.0)
                                                                             ---------      ---------

Operating income from financial services                                           4.3           11.5
                                                                             ---------      ---------

Income before income taxes                                                        76.4          117.5
Provision for income taxes                                                        28.6           44.1
                                                                             ---------      ---------

Income before cumulative effect of change in accounting principle            $    47.8      $    73.4

Cumulative effect of change in accounting principle                                2.1             --
                                                                             ---------      ---------

Net income                                                                   $    49.9      $    73.4
                                                                             =========      =========

Amounts per share - basic:
     Income before cumulative effect of change in accounting principle       $    0.64      $    0.95
     Cumulative effect of change in accounting principle                          0.03             --
                                                                             ---------      ---------

     Net income                                                              $    0.67      $    0.95
     Weighted average number of common shares                                     75.0           77.0
Amounts per share - diluted:
     Income before cumulative effect of change in accounting principle       $    0.63      $    0.94
     Cumulative effect of change in accounting principle                          0.03             --
                                                                             ---------      ---------

     Net income                                                              $    0.66      $    0.94
     Weighted average number of common shares                                     76.1           78.3
                                                                             =========      =========

HOMEBUILDING FINANCIAL DATA:
     Interest amortized to home and land/lot cost of sales                   $    18.2      $    22.3
     Depreciation and amortization                                                 5.7            5.0
     Interest incurred                                                            29.5           36.7

                                D.R. HORTON, INC.
                           CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)


                                                      DECEMBER 31, 2001
                                                     -------------------
                                                        (IN MILLIONS)
                        ASSETS
HOMEBUILDING:
Cash and cash equivalents                                  $   22.1
Inventories                                                 2,980.1
Property and equipment (net)                                   55.1
Other assets                                                  207.9
Excess of cost over net assets acquired (net)                 136.7
                                                           --------

                                                            3,401.9
                                                           --------
FINANCIAL SERVICES:
Cash and cash equivalents                                       9.9
Mortgage loans held for sale                                  233.9
Other assets                                                   13.9
Excess of cost over net assets acquired (net)                   1.2
                                                           --------

                                                              258.9
                                                           --------
                                                           $3,660.8
                                                           ========
                     LIABILITIES
HOMEBUILDING:
Accounts payable and other liabilities                     $  465.6
Notes payable:
      Revolving credit facility due 2002                         --
      8 3/8% senior notes due 2004, net                       149.0
      10 1/2% senior notes due 2005, net                      199.5
      10% senior notes due 2006, net                          147.7
      8% senior notes due 2009, net                           383.3
      9 3/4% senior subordinated notes due 2010, net          148.9
      9 3/8% senior subordinated notes due 2011, net          199.7
      7 7/8% senior notes due 2011, net                       198.3
      Zero coupon convertible senior notes due 2021, net      204.2
      Other                                                    69.3
                                                           --------
Total notes payable                                         1,699.9
                                                           --------

                                                            2,165.5
                                                           --------
FINANCIAL SERVICES:
Accounts payable and other liabilities                          7.9
Notes payable                                                 154.8
                                                           --------

                                                              162.7
                                                           --------

                                                            2,328.2
                                                           --------

Minority interests                                              9.3
                                                           --------
                 STOCKHOLDERS' EQUITY
Common stock                                                    0.8
Additional capital                                            708.3
Retained earnings                                             614.2
                                                           --------

                                                            1,323.3
                                                           --------

                                                           $3,660.8
                                                           ========

                               D.R. HORTON, INC.
                               ($'S IN MILLIONS)


                             NET NEW SALES CONTRACTS

                           THREE MONTHS ENDED DECEMBER 31,
                         -----------------------------------
                               2000               2001
                         ----------------   ----------------
                         UNITS      $'S     UNITS      $'S
                         -----   --------   -----   --------
Mid-Atlantic               550   $  128.4     628   $  128.1
MIDWEST                    326       80.1     388       96.9
SOUTHEAST                  548       98.0     735      118.3
SOUTHWEST                1,679      277.8   2,332      379.2
WEST                     1,126      316.0   1,061      298.9
                         -----   --------   -----   --------
                         4,229   $  900.3   5,144   $1,021.4
                         =====   ========   =====   ========


                                 HOMES DELIVERED

                           THREE MONTHS ENDED DECEMBER 31,
                         -----------------------------------
                               2000               2001
                         ----------------   ----------------
                         UNITS      $'S     UNITS      $'S
                         -----   --------   -----   --------
MID-ATLANTIC               595   $  133.9     595   $  125.1
MIDWEST                    488      118.7     463      118.7
SOUTHEAST                  565      100.2     888      154.9
SOUTHWEST                1,792      288.5   2,571      432.6
WEST                       850      214.8   1,174      294.4
                         -----   --------   -----   --------
                         4,290   $  856.1   5,691   $1,125.7
                         =====   ========   =====   ========


                             SALES CONTRACT BACKLOG

                                     DECEMBER 31,
                         -----------------------------------
                               2000               2001
                         ----------------   ----------------
                         UNITS      $'S     UNITS      $'S
                         -----   --------   -----   --------
MID-ATLANTIC               778   $  202.0     855   $  193.3
MIDWEST                    738      186.8     843      241.0
SOUTHEAST                  970      175.6   1,311      216.9
SOUTHWEST                3,076      540.8   3,996      684.6
WEST                     1,765      475.9   1,711      493.7
                         -----   --------   -----   --------
                         7,327   $1,581.1   8,716   $1,829.5
                         =====   ========   =====   ========